UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported): April 28, 2005

                               TELULAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                  0-23212                36-3885440
(State or Other Jurisdiction of    (Commission   (I.R.S. Employer Identification
        Incorporation)             File Number)                Number)


     647 North Lakeview Parkway, Vernon Hills, Illinois            60061
          (Address of Principal Executive Offices)              (Zip Code)

                                 (847) 247-9400

              (Registrant's Telephone Number, Including Area Code)

                              ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
----------  ----------------------------------------------

     On April 28, 2005, Telular Corporation issued a press release reporting its fiscal year 2005 second quarter results. A copy of the press release is being furnished, not filed, as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.
----------  ----------------------------------

         (c)  Exhibits

         99.1 Press Release issued by Telular Corporation dated April 28, 2005.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  April 28, 2005

                                   TELULAR CORPORATION


                                    /s/ JEFFREY L. HERRMANN
                                    -------------------------------------
                                    Jeffrey L. Herrmann
                                    Executive Vice President, Chief Operating
                                    Officer and Chief Financial Officer

                               TELULAR CORPORATION
                   Exhibit Index to Current Report on Form 8-K
                              Dated April 28, 2005


Exhibit
Number                                   Document Name
------                                   -------------

99.1                                     Press Release dated April 28, 2005